Exhibit 99

Form 4 Joint Filer Information

Name:                                             WCP I, LLC

Address:                                          Attn: Robert J. Migliorino
                                                       One East 52nd Street, 5th Floor
                                                       New York, NY 10022

Designated Filer:                               W Capital Partners Ironworks, L.P.

Issuer & Tickler Symbol:                    HemoSense, Inc. (HEM)

Date of Event Requiring Statement:     7/01/05

Signature:                                        By: /s/ ROBERT J. MIGLIORINO
                                                       Robert J. Migliorino, Managing Member